UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 10, 2019 (Date of earliest event reported)

IMPERVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35338	03-0460133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Bridge Parkway

Redwood Shores, California 94065

(Address of principal executive offices) (Zip Code)

(650) 345-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant if an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

On January 10, 2019, Imperial Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Imperial Purchaser, LLC, a Delaware limited liability company (“Newco”), completed its merger (the “Merger”) with and into Imperva, Inc., a Delaware corporation (the “Company”), pursuant to the terms of the Agreement and Plan of Merger, dated as of October 10, 2018 (the “Merger Agreement”), by and among Newco, Merger Sub and the Company. The Company was the surviving corporation in the Merger and, as a result, is now a wholly owned subsidiary of Newco. Newco is controlled by investment funds affiliated with Thoma Bravo, LLC (“Thoma Bravo”) and is beneficially owned by such funds. Capitalized terms not otherwise defined have the meaning set forth in the Merger Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated into this Item 2.01 by reference.

At the Effective Time of the Merger, each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than Owned Shares or Dissenting Shares) was cancelled and extinguished and automatically converted into the right to receive cash in an amount equal to $55.75, without interest thereon (the “Per Share Price”). Vested Company Options and vested RSUs (including vested PRSUs) were cancelled and converted into the right to receive the Per Share Price, less the exercise price per share in the case of vested Company Options. Unvested Company Options and unvested RSUs (including unvested PRSUs) were cancelled and converted into the contingent right to receive the Per Share Price, less the exercise price per share in the case of unvested Company Options, payable following satisfaction of the vesting conditions of the underlying unvested Company Options or unvested RSUs and PRSUs.

The description of the Merger set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the company as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 10, 2018.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the Nasdaq Stock Market (“Nasdaq”) on January 10, 2019 that each outstanding share of Company Common Stock (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted pursuant to the Merger Agreement as set forth under Item 2.01 of this Current Report on Form 8-K, and requested that Nasdaq file a Notification of Removal from Listing and/or Registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to remove the Company Common Stock from listing on Nasdaq and to deregister the Company Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the Form 25 becomes effective, the Company intends to file with the SEC a Form 15 under the Exchange Act, requesting the deregistration of the Company Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Company Common Stock on Nasdaq was suspended on January 10, 2019 prior to Nasdaq opening.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Company Common Stock (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted into the right to receive the Per Share Price.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Newco. The total amount of funds necessary to complete the Merger and the related transactions was approximately $2.1 billion, funded by a combination of equity financing, debt financing and cash on the balance sheet of the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective upon completion of the Merger, the following persons became directors of the Company: Charles Goodman, Seth Boro, Kenneth J. Virnig II, Andrew Almeida, Erik Akopiantz, Richard Northing and Jim Pflaging. Additionally, Christopher S. Hylen, who was a director of the Company immediately prior to the Merger, will continue to be a director of the Company upon completion of the Merger. As a result of the Merger, Albert Pimentel, Roger Sippl, Randall Spratt, Allan Tessler and James Tolonen ceased to be directors of the Company.

The officers of the Company immediately prior to the effective time of the Merger continued as officers of the Company following the Merger. Mike Burns, the Company’s Chief Financial Officer, and Trâm Phi, the Company’s Chief Legal Officer and Chief of Staff, will provide transition services to the Company for approximately 90 days following the Merger, and will terminate employment upon completion of such transition services.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introduction and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 8.01	Other Events.

On January 10, 2019, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated October 10, 2018, by and among Imperva, Inc., Imperial Purchaser, LLC and Imperial Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Imperva, Inc. on October 10, 2018).

3.1	Amended and Restated Certificate of Incorporation of Imperva, Inc.

3.2	Amended and Restated Bylaws of Imperva, Inc.

99.1	Press Release of Imperva, Inc., dated January 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperva, Inc.

By:	/s/ Mike Burns
Mike Burns
Chief Financial Officer

Date: January 10, 2019